Exhibit 10.13

AMENDMENT NO. 2 TO
TERMINALLING, TRANSPORTATION AND
STORAGE SERVICES AGREEMENT
This AMENDMENT NO. 2 to the TERMINALLING, TRANSPORTATION AND STORAGE SERVICES AGREEMENT (this “Amendment” and the agreement dated as of October 16, 2013, as so amended, the “Agreement”), by and among Western Refining Company, L.P., a Delaware limited partnership, and Western Refining Southwest, Inc., an Arizona Corporation (collectively, “WNR”), on the one hand, and Western Refining Terminals, LLC, a Delaware limited liability company (“WRT”), on the other hand, is entered into by WNR and WRT as of July 1, 2016. In consideration of the covenants and obligations contained herein, the Parties to this Agreement hereby agree as set forth below. Capitalized terms used throughout this Amendment shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.
ARTICLE 1
AMENDMENTS
1.1    Amendment to Article 4. Article 4 of the Agreement is hereby amended to add a new Section 4.6 that shall provide as follows:
4.6    Pipeline Transportation. WRT shall provide to WNR pipeline transportation of up to 432,000 gallons per day of bio diesel at WRT’s El Paso, Texas terminal via WRT’s newly constructed pipeline with an origin of the rail unloading facilities at the El Paso, Texas terminal and a destination of a bio diesel tank in the same terminal facility (the “BioDiesel Transportation Services”). WNR shall pay WRT a monthly fee in the amount of $10,000 for the BioDiesel Transportation Services which shall be subject to Section 7.2 of the Agreement.
ARTICLE 2
MISCELLANEOUS
2.1    Ratification of the Agreement. Except as otherwise provided in this Amendment, all of the terms, representations, warranties, agreements, covenants and other provisions of the Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.
2.2    Entire Agreement: Supersedure. This Amendment, together with the Agreement, contains the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. No understanding, representation, promise, agreement, inducement or statement of intention, whether oral or written, has been made by either Party which is not embodied in or superseded by this Amendment or the Agreement, unless it is contained in a written amendment of the Agreement executed by the Parties after the execution and delivery of this Amendment, and no Party shall be bound by or liable for any alleged representation, promise, agreement, inducement or statement of intention not set forth in this Amendment or the Agreement.

2.3    Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or portable document format (pdf)) for the convenience of the Parties hereto, each of which counterparts will be deemed an original, but all of which counterparts together will constitute one and the same agreement.
[SIGNATURE PAGES FOLLOW]

Exhibit 10.13

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first written above.

WESTERN REFINING COMPANY, L.P. By: Western Refining GP, LLC, its general partner

By:	/s/ MARK J. SMITH
Name:	Mark J. Smith
Title:	President - Refining and Marketing
Date:	7/25/16

WESTERN REFINING SOUTHWEST, INC.

By:	/s/ MARK J. SMITH
Name:	Mark J. Smith
Title:	President - Refining and Marketing
Date:	7/25/16

WESTERN REFINING TERMINALS, LLC

By:	/s/ JEFF A. STEVENS
Name:	Jeff A. Stevens
Title:	President and Chief Executive Officer
Date:	7/25/16

Signature Page to Amendment No. 2 to
Terminalling, Transportation and Storage Services Agreement